IDX DYNAMIC INNOVATION ETF (DYNI)

IDX DYNAMIC FIXED INCOME ETF (DYFI)

(the “Funds”)

Supplement dated December 22, 2023
To the Prospectus
dated November 7, 2023
(as may be supplemented from time to time)

The second paragraph in the Prospectus under the heading “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” is restated in its entirety as follows:

Ordinarily, dividends from net investment income, if any, are declared and paid at least monthly with respect to the IDX Dynamic Fixed Income ETF and at least annually with respect to the IDX Dynamic Innovation ETF. Each of the IDX Dynamic Fixed Income ETF and the IDX Dynamic Innovation ETF will distribute its net realized capital gains, if any, to shareholders at least annually. The IDX Dynamic Fixed Income ETF and the IDX Dynamic Innovation ETF may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

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If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 844-456-4545.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 844-456-4545.